UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

PEERSTREAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Consulting Agreement

On June 15, 2018, Clifford Lerner resigned from his positions as officer and employee of PeerStream, Inc. (the “Company”). In connection with Mr. Lerner’s resignation, his employment agreement with the Company, dated October 7, 2016 (the “Employment Agreement”), was automatically terminated and has no further force or effect. Concurrent with the termination of the Employment Agreement, on June 15, 2018, the Company entered into a consulting agreement with Mr. Lerner (the “Consulting Agreement”) on substantially the same terms as the Employment Agreement. Pursuant to the Consulting Agreement, Mr. Lerner is entitled to receive a lump sum, up-front payment of $100,000 (the “Up-Front Payment”). Other than the Up-Front Payment, Mr. Lerner is not entitled to any fees for his services under the Consulting Agreement. The Consulting Agreement also contains customary non-solicitation, non-disparagement, confidentiality, indemnification and termination for “cause” provisions on substantially the same terms as the Employment Agreement.

Pursuant to the Consulting Agreement, for a period of 13 months following the effective date of the Consulting Agreement, Mr. Lerner will be prohibited from selling or transferring any securities of the Company held by Mr. Lerner unless such sales or transfers are in compliance with (i) the volume limitations set forth in Rule 144(e) of the Securities Act of 1933, as amended (“Rule 144”), applicable to sales of common stock by “Affiliates” (as defined in Rule 144) of the Company and (ii) the Company’s Regulatory Compliance & Insider Trading Policy in effect as of the effective date of the Consulting Agreement. In addition, during the term of the Consulting Agreement, Mr. Lerner is prohibited from selling or transferring any shares of the Company’s common stock at a price below a designated minimum pricing threshold.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Registration Rights Agreement

On June 15, 2018, in connection with Mr. Lerner’s resignation, the Company entered into an amendment (the “Registration Rights Amendment”) to the Company’s Registration Rights Agreement with Mr. Lerner, dated October 7, 2016 (the “Registration Rights Agreement”). The Registration Rights Amendment provides that Mr. Lerner may only exercise his demand registration rights to effect a firm commitment underwritten offering. All other rights under the Registration Rights Agreement remain unchanged and in full effect.

The foregoing description of the Registration Rights Amendment is qualified in its entirety by reference to the full text of the Registration Rights Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendments to Restricted Stock Award Agreements

On June 15, 2018, in connection with Mr. Lerner’s resignation, the Company entered into amendments to (i) a restricted stock award agreement, by and between the Company and Mr. Lerner, dated March 3, 2016, as amended, related to the original award of 142,858 shares of restricted common stock of the Company to Mr. Lerner and (ii) a restricted stock award agreement, by and between the Company and Mr. Lerner, dated December 14, 2011, as amended, related to the original award of 121,429 shares of restricted common stock of the Company to Mr. Lerner (together, the “Restricted Stock Award Amendments”).

Pursuant to the Restricted Stock Award Amendments, Mr. Lerner’s unvested shares of restricted common stock will continue to vest as scheduled, and the Company will be required, in order to assist Mr. Lerner in satisfying his tax withholding obligations with respect to such shares of restricted common stock that vest on the second anniversary of the Company’s merger with A.V.M. Software, Inc. (the “AVM Merger”), to withhold a number of shares of restricted common stock that would otherwise be acquired by Mr. Lerner upon such vesting with a fair market value equal to the lesser of (i) Mr. Lerner’s tax withholding obligation with respect to the vesting shares and (ii) $100,000, with the remaining amount of the tax withholding obligation, if any, payable by Mr. Lerner.

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The foregoing description of the Restricted Stock Award Amendments is qualified in its entirety by reference to the full text of the Restricted Stock Award Amendments, copies of which are filed as Exhibit 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.02	Termination of Material Definitive Agreement.

To the extent required by this Item 1.02, the information set forth in Item 1.01 related to the termination of the Employment Agreement is incorporated by reference herein.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item 5.02, the information set forth in Item 1.01 under the headings “Consulting Agreement” and “Amendments to Restricted Stock Award Agreements” is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated June 15, 2018, by and between PeerStream, Inc. and Clifford Lerner.
10.2	First Amendment to Registration Rights Agreement, dated June 15, 2018, by and between PeerStream, Inc. and Clifford Lerner.
10.3	Second Amendment to Restricted Stock Award Agreement, dated June 15, 2018, by and between PeerStream, Inc. and Clifford Lerner.
10.4	Second Amendment to Restricted Stock Award Agreement, dated June 15, 2018, by and between PeerStream, Inc. and Clifford Lerner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 19, 2018

PEERSTREAM, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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